SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                        Date of Report: February 11, 2000

                        Comtech Consolidation Group, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                000-2611                             76-0544385
         (Commission  File No.)           (IRS Employer Identification No.)


                       10497 Town & Country Way, Suite 460
                                Houston, TX 77024
                    (Address of principle executive offices)

Registrant's  telephone  number,  including  area  code:     (713)  554-2244


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ITEM  6.     RESIGNATION  OF  REGISTRANT'S  DIRECTORS.
--------     -----------------------------------------

February  11,  2000

To:  The  Securities  &  Exchange  Commission
Office  of  Filings  and  Information  Services
450  Fifth  Street,  NW.  Room  1024
Washington,  DC  20549


Re:  Form  8-K  Filing  for  Director  Resignation

Mr. Joel Flowers has resigned from the board effective January 21,2000. He faxed his resignation to Walter D. Davis, the newly elected Board chairman on January 24,2000. The board Voted to accept his resignation at a special meeting on February 1,2000.

CCGI has taken actions in the best interest of the shareholders by Electing a Board Chairman and president to move the company forward but the direction of CCGI has not changed from its board approved business plan.


A copy of Mr. Flower's letter is attached as exhibit A as required.

Sincerely Yours,

Walter D.  Davis, Chairman/President



ITEM 7.     EXHIBITS.
--------     ---------

(a) Exhibit.

17.1 Resignation letter of Mr. Joel B. Flowers, Jr.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                   Comtech Consolidation Group, Inc.
                                   -----------------------------
                                   (Registrant)



Date:  February 11, 2000           /s/ Walter D.  Davis
                                   ------------------------
                                        Walter D.  Davis
                                        Chairman/President

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                        Sequential
Number   Description                           Page Number
------   -----------                           -----------
   17.1  The Resignation Letter of
         Joel B. Flowers